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Exhibit 99.1

                                  CERTIFICATION

          Pursuant to 18 U.S.C. Section 1350, the undersigned officer of IPC Holdings, Ltd. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Reports on Form 10-Q/A for the quarters ended March 31, 2002 and June 30, 2002 (the "Reports") fully comply with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Reports fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 14, 2002                   /s/ JAMES P. BRYCE
                                         --------------------------------------
                                         Name:   James P. Bryce
                                         Title:  (Chief Executive Officer)



The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of either Report or as a separate disclosure document.